UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2025

SKYLINE BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	333-209052 (Commission File Number)	47-5486027 (I.R.S. Employer Identification No.)

101 Jacksonville Circle Floyd, Virginia (Address of principal executive offices)	24091 (Zip Code)

Registrant’s telephone number, including area code: (540) 745-4191

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 20, 2025, the Board of Directors of Skyline Bankshares, Inc. (the “Company”) appointed Israel D. O’Quinn to serve as a member of the Asset and Liability Management Committee (“ALCO”) and the Directors Loan Committee – Virginia of the Company’s wholly-owned subsidiary, Skyline National Bank. As previously reported, on February 18, 2025, the Board of Directors of Company appointed Israel O’Quinn as a director of the Company and Skyline National Bank.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on May 20, 2025 (the “Annual Meeting”). At the Annual Meeting, the shareholders of the Company (i) elected fifteen directors to serve for one-year terms and (ii) ratified the appointment of Elliott Davis, PLLC as the Company’s independent registered public accounting firm for the year ending December 31, 2025.  The voting results for each proposal are as follows:

1.	To elect fifteen directors to serve for terms of one year each expiring at the 2026 Annual Meeting of Shareholders:

	For	Withhold	Broker Non-Votes

Thomas M. Jackson, Jr.	3,027,506	54,622	891,988
W. David McNeill	3,051,930	30,198	891,988
Jacky K. Anderson	2,905,020	177,108	891,988
Dr. J. Howard Conduff, Jr.	2,848,975	233,153	891,988
Blake M. Edwards, Jr.	3,006,102	76,026	891,988
Bryan L. Edwards	3,015,000	67,128	891,988
T. Mauyer Gallimore	2,929,609	152,519	891,988
A. Melissa Gentry	2,971,780	110,348	891,988
R. Devereux Jarratt	2,991,531	90,597	891,988
Theresa S. Lazo	2,963,361	118,767	891,988
Israel D. O’Quinn	3,027,963	54,165	891,988
Christopher D. Reece	2,984,545	97,583	891,988
Frank A. Stewart	3,058,627	23,501	891,988
John Michael Turman	3,014,720	67,408	891,988
J. David Vaughan	3,056,542	25,586	891,988

2.	To ratify the appointment of Elliott Davis, PLLC as the Company’s independent registered public accounting firm for the year ending December 31, 2025:

For	Against	Abstain

3,954,604	1,479	18,033

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYLINE BANKSHARES, INC.
(Registrant)

Date: May 22, 2025	By:	/s/ Blake M. Edwards
Blake M. Edwards
President and Chief Executive Officer